   RYDEX SERIES FUNDS

                                                                      PROSPECTUS
                                                                  August 1, 2002




                                               U.S. GOVERNMENT MONEY MARKET FUND









      THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRUST'S SHARES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS.
                       ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                                              [LOGO RYDEX FUNDS]

                               RYDEX SERIES FUNDS

                          INVESTOR CLASS, ADVISOR CLASS
                               AND C-CLASS SHARES
            9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850
                800.820.0888 - 301.296.5100 - WWW.RYDEXFUNDS.COM

       Rydex Series Funds (the "Trust") is a mutual fund complex offering professionally managed investment portfolios (the "Rydex Funds"). This prospectus describes Investor Class, Advisor Class and C-Class Shares of the U.S. Government Money Market Fund (the "Fund"). Shares of the Fund are sold principally to professional money managers and to private investors who take part in certain strategic and tactical asset-allocation investment programs or whose investment strategy includes index-based mutual funds. Investors may exchange and redeem shares of the Fund through the Rydex Internet Web site -- www.rydexfunds.com -- and over the phone.

RISKS OF INVESTING IN THE FUND

The value of the Fund may fluctuate. In addition, Fund shares:

- MAY DECLINE IN VALUE, AND YOU MAY LOSE MONEY

- ARE NOT FEDERALLY INSURED

- ARE NOT GUARANTEED BY ANY GOVERNMENT AGENCY

- ARE NOT BANK DEPOSITS

- ARE NOT GUARANTEED TO ACHIEVE THEIR OBJECTIVES

        TABLE OF CONTENTS

          4       U.S. GOVERNMENT MONEY MARKET FUND

          6       INVESTMENTS AND RISKS

          6       SHAREHOLDER INFORMATION

          7       TRANSACTION INFORMATION

          8       SALES CHARGES

          8       BUYING FUND SHARES

         10       SELLING FUND SHARES

         11       EXCHANGING FUND SHARES

         12       RYDEX ACCOUNT POLICIES

         13       DISTRIBUTION AND SHAREHOLDER SERVICES PLANS

         14       DIVIDENDS AND DISTRIBUTIONS

         14       TAX INFORMATION

         15       MANAGEMENT OF THE FUND

         16       FINANCIAL HIGHLIGHTS

U.S. GOVERNMENT MONEY MARKET FUND

FUND OBJECTIVE

The U.S. Government Money Market Fund seeks to provide security of principal, high current income, and liquidity.

PORTFOLIO INVESTMENT STRATEGY

The U.S. Government Money Market Fund invests primarily in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and enters into repurchase agreements fully collateralized by U.S. Government securities. The Fund may also invest in Eurodollar time deposits. The Fund operates under Securities and Exchange Commission ("SEC") rules, which impose certain liquidity, maturity, and diversification requirements. All securities purchased by the Fund must have remaining maturities of 397 days or less, and must be found by the Advisor to represent minimal credit risk and be of eligible quality.

RISK CONSIDERATIONS

The U.S. Government Money Market Fund is subject to a number of risks that will potentially affect the value of its shares, including:

INTEREST RATE RISK - Interest Rate Risk involves the potential for decline in the rate of dividends the Fund pays in the event of declining interest rates.

STABLE PRICE PER SHARE RISK - The Fund's assets are valued using the amortized cost method, which enables the Fund to maintain a stable price of $1.00 per share. ALTHOUGH THE FUND IS MANAGED TO MAINTAIN A STABLE PRICE PER SHARE OF $1.00, THERE IS NO GUARANTEE THAT THE PRICE WILL BE CONSTANTLY MAINTAINED, AND IT IS POSSIBLE TO LOSE MONEY. THE FUND IS NOT A BANK DEPOSIT AND IS NOT FEDERALLY INSURED OR GUARANTEED BY ANY GOVERNMENT AGENCY OR GUARANTEED TO ACHIEVE ITS OBJECTIVE.

PERFORMANCE

The bar chart and table below show the performance of the Investor Class of the U.S. Government Money Market Fund Fund both year by year and as an average over different periods of time. The variability of performance over time provides an indication of the risks of investing in the Fund. Of course, this past performance does not necessarily indicate how the Fund will perform in the future.


[CHART]

U.S. GOVERNMENT MONEY MARKET FUND*

HIGHEST QUARTER RETURN  1.51%
(QUARTER ENDED 9/30/95)

LOWEST QUARTER RETURN   0.40%
(QUARTER ENDED 12/31/00)

    1994    2.23%
    1995    4.93%
    1996    4.49%
    1997    4.59%
    1998    4.72%
    1999    4.25%
    2000    5.42%
    2001    3.33%


*THE YEAR-TO-DATE RETURN FOR THE INVESTOR CLASS SHARES FOR THE PERIOD FROM JANUARY 1, 2002 THROUGH JUNE 30, 2002 IS 0.47%

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AVERAGE ANNUAL TOTAL RETURN (FOR PERIODS ENDED DECEMBER 31, 2001)(1)

                                                                                   90-DAY
                                                                                  TREASURY
                         INVESTOR CLASS       ADVISOR CLASS        C-CLASS       COMPOSITE
                             SHARES               SHARES           SHARES          INDEX(2)
---------------------- -------------------- ------------------- -------------- ---------------
PAST ONE YEAR                 3.33%               2.85%             2.31%          4.46%
PAST FIVE YEARS               4.44%               4.08%             3.38%          5.28%
SINCE INCEPTION
(12/03/93)(3)                 4.29%               3.90%             3.25%          5.25%

(1) THESE FIGURES ASSUME THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS.

(2) THE 90-DAY TREASURY COMPOSITE INDEX IS AN UNMANAGED INDEX THAT IS A WIDELY RECOGNIZED INDICATOR OF GENERAL MONEY MARKET PERFORMANCE. RETURNS REFLECT NO DEDUCTION FOR FEES, EXPENSES, OR TAXES.

(3) INCEPTION DATE REFLECTS COMMENCEMENT OF FUND OPERATION. ADVISOR CLASS AND C-CLASS SHARES WERE OFFERED BEGINNING APRIL 1, 1998 AND OCTOBER 19, 2000 RESPECTIVELY. PERFORMANCE INFORMATION PRIOR TO THAT DATE IS BASED ON INVESTOR CLASS SHARES, RESTATED TO REFLECT THE EXPENSES OF ADVISOR CLASS AND C-CLASS SHARES RESPECTIVELY.

YIELD

Call 800.820.0888 for the Fund's current yield.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold Shares of the U.S. Government Money Market Fund.

                                                                             INVESTOR     ADVISOR
SHAREHOLDER FEES*                                                             CLASS        CLASS      C-CLASS
MAXIMUM SALES CHARGES (LOAD)
(as a percentage of initial purchase price)                                   NONE         NONE       1.00%**
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)
MANAGEMENT FEES                                                               0.50%        0.50%       0.50%
DISTRIBUTION (12b-1) AND SHAREHOLDER SERVICE FEES                             NONE         0.25%       1.00%
OTHER EXPENSES                                                                0.35%        0.57%       0.30%
TOTAL ANNUAL FUND OPERATING EXPENSES                                          0.85%        1.32%       1.80%

  * THE FUND MAY IMPOSE A WIRE TRANSFER CHARGE OF $15 ON CERTAIN REDEMPTIONS UNDER $5,000.
 ** THE DEFERRED SALES CHARGE APPLIES FOR THE FIRST YEAR FOLLOWING PURCHASE.

EXAMPLE

This Example is intended to help you compare the cost of investing in Shares of the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
------------------------------------------------ ------------ ------------ ------------ ------------
INVESTOR CLASS                                       $89         $279         $484        $1,077
ADVISOR CLASS                                       $139         $431         $745        $1,635
C-CLASS:
         IF YOU SELL YOUR SHARES AT THE END OF
         THE PERIOD:                                $289         $585        $1,006       $2,178
         IF YOU DO NOT SELL YOUR SHARES AT THE
         END OF THE PERIOD:                         $189         $585        $1,006       $2,178

MORE INFORMATION ABOUT FUND

INVESTMENTS AND RISK

ADVISOR'S INVESTMENT METHODOLOGY

Rydex Global Advisors (the "Advisor"), develops and implements structures investment strategies designed to achieve each Rydex Fund's objective.

The Advisor uses quantitative methods to construct portfolios that correlate highly with their respective benchmarks. Statistical techniques are then used to determine the optimal mix of assets for each Rydex Fund. The Advisor places particular emphasis on controlling risk relative to each Rydex Fund's benchmark or market sector in order to maintain consistency and predictability.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the statement of additional information (the "SAI ") for a more complete list of portfolio investment strategies, permitted investments and related risks.

INVESTING WITH RYDEX:

SHAREHOLDER INFORMATION

Investor Class Shares are offered directly through Rydex shareholder services and also through authorized securities brokers and other financial intermediaries. Advisor Class and C-Class Shares are offered exclusively through authorized securities brokers and other financial intermediaries.

OPENING YOUR ACCOUNT

You will need to open a Rydex shareholder account to make share transactions - buy, sell or exchange shares of the Fund. You can request an account application by calling Rydex shareholder services at 800.820.0888 or 301.296.5406 or simply download an application from the Rydex Web site - www.rydexfunds.com. You may also use the Rydex Web site to open certain types of accounts electronically using an e-signature. For more information on opening an account, call Rydex shareholder services at 800.820.0888 or 301.296.5406 or visit www.rydexfunds.com.

The type of application you will need to complete depends on the type of account you want to open. For example, if you are opening a retirement account, such as an IRA, you will need to fill out a different application than you would if you were opening a regular account. When you call Rydex to request an account application, be sure to let the shareholder services representative know what type of account you want to open to ensure that you receive the correct application.

If you open your account through a broker or other financial intermediary, your broker will ordinarily assist you in completing the necessary application to open your account with Rydex.

  MINIMUM AMOUNTS

  The minimum initial investment amount and minimum account balance for Investor Class and Advisor Class Shares are:

  - $25,000 self-directed accounts (INCLUDING RETIREMENT ACCOUNTS)
  - $15,000 for accounts managed by a registered investment advisor

  To meet Investor Class and Advisor Class Shares' minimum investment amount requirements, you must transfer an existing IRA (or multiple IRAs) to open an IRA account with Rydex.

  The minimum initial investment amount and minimum account balance for C-Class Shares are:

  - $1,000 for retirement accounts
  - $2,500 for all other accounts


  There are no minimum amounts for subsequent investments in the Fund. Rydex reserves the right to modify its minimum account requirements at any time, with or without prior notice to you.

TIPS TO SUCCESSFULLY COMPLETE YOUR ACCOUNT APPLICATION

- You must provide each account holder's social security number or tax ID number and date of birth on the application to avoid a delay in processing.

- Attach the title page and signature page of trust documents when establishing a trust account.

- When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

- You must provide a street address (Rydex does not accept P.O. Box only addresses).

- BE SURE TO SIGN THE APPLICATION.

TRANSACTION INFORMATION

This section provides important information about the procedures that you must follow when you buy, sell or exchange shares of the Fund. You may submit transaction orders to buy, sell or exchange Fund shares on any day that the NYSE is open for business (a "Business Day").

CALCULATING NAV

The price at which you buy, sell and exchange shares is the net asset value per Share, which is also known as NAV, plus any applicable sales charges.

The Fund values its assets using the amortized cost method of valuation pursuant to procedures approved by the Fund's Board of Trustees. More information about the valuation of the Fund's holding and the amortized cost method can be found in the SAI.

TRANSACTION CUT-OFF TIMES

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good form by the Fund's transfer agent, subject to the Fund's transaction cut-off time. All share transaction orders must be received by the Fund's transfer agent before the cut-off time below to be processed at that Business Day's NAV. The cut-off time allows the Fund's transfer agent to ensure that your order request is in good form, meaning that it is complete and contains all necessary information; has all supporting documentation (such as trust documents, beneficiary designations, proper signature guarantees, IRA rollover forms, etc.); and is accompanied by sufficient purchase proceeds. Any application that is sent to the transfer agent does not constitute a purchase order until the transfer agent processes the application and receives correct payment by check or wire transfer.


  FUND                                                                           CUT-OFF TIME (ET)
  ---------------------------------------------------------------------------------------------------------
  U.S. GOVERNMENT MONEY MARKET FUND                                                 3:30 P.M. *

  * TO RECEIVE THE CURRENT BUSINESS DAY'S DIVIDEND FOR THE U.S. GOVERNMENT MONEY MARKET FUND, THE FUND MUST RECEIVE YOUR WIRE PURCHASE ORDER OR EXCHANGE REQUEST BY 3:30 P.M., EASTERN TIME.

EARLY TRANSACTION CUT-OFF TIMES

On any day that the Fund calculates NAV earlier than normal, as described above, Rydex reserves the right to advance the time on that day by which shareholder transaction orders must be received by the transfer agent.

TRANSACTIONS THROUGH YOUR FINANCIAL INTERMEDIARY

For transactions in Advisor Class and C-Class Shares, you will ordinarily submit your transaction orders through your financial intermediary or other securities dealer through which you opened your shareholder account. Your intermediary is responsible for ensuring that your transaction order contains all of the necessary information and promptly transmitting your order to the Fund. Upon acceptance by your intermediary or securities dealer, your order will be processed at the Fund's next determined NAV. Intermediaries may charge fees for the services they provide to you in connection with processing your transaction order or maintaining your account with them. Each intermediary also may have its own rules about share transactions, limits on the number of share transactions you are permitted to make in a given time period, and may have earlier cut-off times for processing your transaction order. For more information about your financial intermediary's rules and procedures, you should contact your intermediary directly.

SALES CHARGES

C-Class Shares are sold at NAV, without any up-front sales charge, so that the full amount of your purchase is invested in the Fund. However, if you sell your shares within 12 months of purchase, you will normally have to pay a 1% contingent deferred sales charge ("CDSC") based on your initial purchase. The CDSC is used to reimburse the Distributor for paying your financial intermediary a sales commission up to a total of 1.00% of the purchase price of your investment in connection with your initial purchase. For more information about whether your broker-dealer has entered into such an arrangement, contact your intermediary directly.

SALES CHARGE WAIVERS

If your intermediary has entered into arrangements with the Distributor to forego receipt of the initial 1.00% sales commission, the Fund will waive any otherwise applicable CDSC when you redeem your C-Class Shares. In addition, the CDSC will be waived upon the redemption of C-Class Shares:

- Purchased by reinvesting dividends;

- Following the death or disability of a shareholder;

- That, in the aggregate, do not exceed 10% of the initial value of each purchase into the account; and

- Resulting from the Fund exercising its right to redeem accounts that maintain a balance below the current applicable minimum investment.

The policy of waiving the CDSC for certain redemptions may be modified or discontinued, with respect to new shareholders, at any time.

BUYING FUND SHARES

The Fund offers its shares continuously and investors may submit purchase orders to buy shares on any Business Day. However, Rydex reserves the right to reject or refuse, in whole or in part, any purchase order for Fund shares. Purchase orders, like any other share transaction, are subject to the Fund's transaction cut-off times.

PURCHASE PROCEDURES

The Fund offers you the option to send purchase orders by mail, fax or internet and send purchase proceeds by check, wire transfer or ACH. The Fund does not accept cash or cash equivalents, such as traveler's checks, money orders, bearer bonds, government checks, third-party checks or credit card convenience checks. Cashiers checks, bank checks, official checks and treasurers' checks UNDER $10,000 are also not accepted. You may buy shares and send your purchase proceeds by any of the methods described on the following page:

BY MAIL IRA AND OTHER RETIREMENT ACCOUNTS REQUIRE ADDITIONAL PAPERWORK.

CALL RYDEX SHAREHOLDER SERVICES TOREQUEST A RETIREMENT ACCOUNT INVESTOR APPLICATION KIT.

             INITIAL PURCHASE                           SUBSEQUENT PURCHASES
 --------------------------------------------------------------------------------------------
 Complete the account application that     Complete the Rydex investment slip included
 corresponds to the type of account you    with your quarterly statement or send written
 are opening.                              purchase instructions that include:
 - MAKE SURE TO DESIGNATE WHICH RYDEX      - YOUR NAME
 FUND(S) YOU WANT TO PURCHASE.             - YOUR SHAREHOLDER ACCOUNT NUMBER
 - MAKE SURE YOUR INVESTMENT MEETS THE     - WHICH RYDEX FUND(S) YOU WANT TO PURCHASE.
 ACCOUNT MINIMUM.
 --------------------------------------------------------------------------------------------
                  Make your check payable to RYDEX SERIES FUNDS
 --------------------------------------------------------------------------------------------
      Your check must be drawn on a U.S. bank and payable in U.S. Dollars.
 --------------------------------------------------------------------------------------------
    Include the name of the Rydex Fund(s) you want to purchase on your check.
 --------------------------------------------------------------------------------------------
 Mail your application and check to:      Mail your written purchase instructions and check to:
 --------------------------------------------------------------------------------------------
 MAILING ADDRESS:
 Rydex Series Funds
 Attn: Ops. Dept.
 9601 Blackwell Road, Suite 500
 Rockville, MD 20850
 --------------------------------------------------------------------------------------------

BY WIRE

RYDEX FAX NUMBER: 301.296.5103

RYDEX SHAREHOLDER SERVICES PHONE NUMBER: 800.820.0888 OR 301.296.5406


                      INITIAL PURCHASE                        SUBSEQUENT PURCHASES
 --------------------------------------------------------------------------------------------
   Obtain an account number by completing         Be sure to designate in your wire instructions
   the account application that corresponds       which Rydex Fund(s) you want to purchase.
   to the type of account you are opening.
   Then, fax or mail it to Rydex.
   - MAKE SURE TO DESIGNATE WHICH RYDEX
   FUND(S) YOU WANT TO PURCHASE.
   - MAKE SURE YOUR INVESTMENT MEETS THE
   ACCOUNT MINIMUM.
-----------------------------------------------------------------------------------------------
   To obtain "same-day credit" (to get that Business Day's NAV) for your purchase order, YOU
   MUST CALL RYDEX SHAREHOLDER SERVICES AND PROVIDE THE FOLLOWING INFORMATION PRIOR TO THE
   TRANSACTION CUT-OFF TIME FOR THE RYDEX FUND(S) YOU ARE PURCHASING:
   - Account Number
   - Fund Name
   - Amount of Wire
   - Fed Wire Reference Number
   You will receive a confirmation number to verify that your purchase order has been accepted.

   IF YOU DO NOT NOTIFY RYDEX SHAREHOLDER SERVICES OF THE INCOMING WIRE, YOUR PURCHASE ORDER
   CANNOT BE PROCESSED UNTIL THE NEXT BUSINESS DAY.

----------------------------------------------------------------------------------------------
   WIRE INSTRUCTIONS:
   U.S. Bank
   Cincinnati, OH
   Routing Number: 0420-00013
   For Account of: Rydex Series Funds
   Account Number: 48038-9030
   [Your Name]
   [Your shareholder account number]
------------------------------------------------------------------------------------------------
BY INTERNET (ACH)

Follow the directions on the Rydex Web site - www.rydexfunds.com
------------------------------------------------------------------------------------------------

CANCELLED PURCHASE ORDERS

Rydex will ordinarily cancel your purchase order under the following circumstances:

- if your bank does not honor your check for any reason

- if the transfer agent does not receive your wire transfer

- if the transfer agent does not receive your ACH transfer

- if your bank does not honor your ACH transfer

IF YOUR PURCHASE ORDER IS CANCELLED FOR ANY OF THESE REASONS, YOU WILL NOT BE ENTITLED TO BENEFIT FROM ANY INCREASE IN NAV THAT THE FUND MAY HAVE EXPERIENCED FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION. IN ADDITION, IF THE FUND'S NAV DECREASES IN VALUE FROM THE TIME OF YOUR ORDER TO THE TIME OF ITS CANCELLATION, THE FUND WILL HOLD YOU LIABLE FOR ANY LOSSES THAT IT INCURS AS A RESULT OF YOUR CANCELLED ORDER.

SELLING FUND SHARES

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any Business Day. You may redeem all or any portion of your Fund shares at the next determined NAV after the transfer agent processes and the Fund receives your redemption order. However, your redemption order may not reduce your total account balance below the minimum account requirement. Redemption orders, like any other share transaction, are subject to the Fund's transaction cut-off times.

The Fund may suspend your right to redeem your shares during times when trading on the NYSE is suspended or restricted, or otherwise as permitted by the SEC. The Fund reserves the right to pay part of your redemption proceeds in liquid securities with a market value equal to the redemption price.

REDEMPTION PROCEDURES

The Fund offers you the option to send redemption orders by:

-------------------------------------------------------------------------------
MAIL         Rydex Series Funds
             Attn: Ops. Dept.
             9601 Blackwell Road, Suite 500
             Rockville, MD 20850
-------------------------------------------------------------------------------
FAX          301.296.5103

             If you send your redemption order by fax, you should call
             Rydex shareholder FAX services at 800.820.0888 or 301.296.5406 to verify that your fax was received.
-------------------------------------------------------------------------------
TELEPHONE    800.820.0888 or 301.296.5406
-------------------------------------------------------------------------------

Whether you transmit your redemption order by mail, fax or telephone, you must include the following information in your redemption order:

- your name

- your shareholder account number

- Fund name(s)

- dollar amount or number of shares you would like to sell

- whether you want your sale proceeds sent to you by check, wire or ACH

- signature of account owner(s) (not required for telephone redemptions)

You may only place a redemption order if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive a confirmation number for your redemption. Please retain it for your records.

REDEMPTIONS FROM QUALIFIED RETIREMENT ACCOUNTS

Redeeming shares that you hold through a tax-qualified retirement account may have adverse tax consequences to you. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account. All redemptions from tax-qualified retirement accounts must be in writing and must specify whether Rydex should withhold taxes from your redemption proceeds.

RECEIVING YOUR REDEMPTION PROCEEDS

Your redemption proceeds, less any applicable CDSC fee for C-Class Shares, normally will be sent within five Business Days of the transfer agent receiving your request. For redemption orders that settle on federal bank holidays, your redemption proceeds will be wired on the next Business Day following the holiday. FOR INVESTMENTS MADE BY CHECK OR ACH (NOT WIRE PURCHASES), PAYMENT OF REDEMPTION PROCEEDS MAY BE DELAYED UNTIL THE TRANSFER AGENT IS REASONABLY SATISFIED THAT YOUR CHECK HAS CLEARED. IT MAY TAKE UP TO 15 DAYS FOR YOUR CHECK TO CLEAR.

All redemptions will be mailed to your address of record or wired to your bank account of record. You may request overnight mail service for an additional fee. If you request payment of redemption proceeds to a third party or to a location other than your address of record or bank account of record, your redemption request must be IN WRITING AND MUST INCLUDE A SIGNATURE GUARANTEE.

SIGNATURE GUARANTEES

Signature guarantees help protect you and your account against fraud. You can obtain a signature guarantee at most banks and financial intermediaries. A notary public cannot provide a signature guarantee. You may not use fax to transmit a signature guarantee to the Fund.

REDEEMING SHARES BY CHECKWRITING

If you hold shares directly, you may redeem shares from the Fund by writing checks for $500 or more on your existing account. The checks may be made payable to any person or entity and your account will continue to earn dividends until the check clears. If your Fund's balance is insufficient to cover the amount of your check, the transfer agent will automatically exchange sufficient funds from your Rydex Fund with the highest account balance to cover the check.

You can obtain a checkwriting application by calling 800.820.0888. Because of the difficulty of determining in advance the exact value of your Fund account, you may not use a check to close your account. There is no fee for the checkwriting privilege, but if payment on a check is stopped upon your request, or if the check cannot be honored because of insufficient funds or other valid reasons, you may be charged a fee by the financial institution where you presented your check for payment. The Fund may suspend the checkwriting privilege at any time.

INVOLUNTARY REDEMPTIONS

Any request for a redemption when your account balance is below the currently applicable minimum investment amount, or would be below that minimum as a result of the redemption, will be treated as a request for the complete redemption of your account.


EXCHANGING FUND SHARES

Unlike most mutual funds, Rydex offers unlimited exchange privileges with no minimum holding periods or transaction fees. An exchange is when you sell shares of one Rydex Fund and use the proceeds from that sale to purchase shares of another Rydex Fund. Investors may make exchanges of H-Class Shares of the Fund on any Business Day Shares for H-Class Shares, Investor Class Shares or Advisor Class Shares of any other Fund and may make exchanges of C-Class Shares of the Fund on any Business Day for C-Class Shares of any other Fund, on the basis of the respective net asset values of the shares involved. Exchange requests, like any other share transaction, are subject to the applicable Rydex Fund's transaction cut-off times. The exchange privilege may be modified or discontinued at any time.

EXCHANGE PROCEDURES

The Fund offers you the option to send exchange requests by:

              MAIL                Rydex Series Funds
                                  Attn: Ops. Dept.
                                  9601 Blackwell Road, Suite 500
                                  Rockville, MD 20850

                FAX               301.296.5103
                                  If you send your exchange request by fax, you should call Rydex shareholder services at
                                  800.820.0888 to verify that your fax was received.

            TELEPHONE             800.820.0888 OR 301.296.5406

            INTERNET              www.rydexfunds.com

Whether you transmit your exchange request by mail, fax, telephone or internet, you must include the following information in your exchange request:

-    your name

-    your shareholder account number

- Fund name(s) you are exchanging out of (selling) and Fund name(s) you are exchanging in to (buying)

- dollar amount, number of shares or percentage of Fund position involved in the exchange

-    signature of account owner(s) (not required for telephone exchanges)

You may only place exchange orders if you are the registered owner of the account or the registered owner has given you written authorization to trade the account. You will receive confirmation number for your exchange. Please retain it for your records.

MINIMUM EXCHANGE AMOUNTS

The minimum amount for an exchange is either $1,000 or 100% of the Fund position from which the exchange is coming, whichever is less. If you are exchanging the minimum amount, you may not split the proceeds between multiple Rydex Funds. If you place exchange transactions in shares or in percentages, the minimum exchange amount still applies.


RYDEX ACCOUNT POLICIES

LOW BALANCE ACCOUNTS

If, for any reason, your account balance across all Rydex Funds drops below the required minimum, Rydex reserves the right to redeem your remaining shares without any additional notification to you. In addition, to offset the administrative expense of servicing small accounts, the Fund may impose an administrative fee of $25 per year during periods where your account balance falls below the account minimum requirements for any reason.

CHANGES TO YOUR ACCOUNT

For information on what is required to make changes and/or additions to your account, please visit the Rydex Web site at www.rydexfunds.com or call
800.820.0888 or 301.296.5406. If you own shares that are registered in your intermediary's name, and you want to transfer the registration to another intermediary or want the shares registered in your name, then you should contact your intermediary for instructions on how to make this change.

TRANSACTIONS OVER TELEPHONE OR INTERNET

Internet and telephone transactions are extremely convenient, but are not risk free. To ensure that your Internet and telephone transactions are safe, secure, and as risk-free as possible, the Rydex Funds have instituted certain safeguards and procedures for determining the identity of Web site users (including the use of secure passwords and 128-bit encryption technology) and telephone callers and authenticity of instructions. As a result, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense for following Internet, telephone or wire instructions they reasonably believe to be genuine. If you or your intermediaries make exchange requests by telephone or Internet, you will generally bear the risk of any loss. Neither the Fund, nor its transfer agent, are responsible for Internet transactions that are not received.

STATEMENTS & CONFIRMATIONS

You will receive statements and trade confirmation of your investment transactions. You may elect to suppress trade confirmations by requesting this option in writing. You may choose to receive your confirmations and/or statements either by mail or electronically.

EDELIVERY SERVICES

eDelivery offers shareholders the convenience of receiving all communications (such as trade confirmations, statements, prospectuses and shareholder reports, etc.) from the Fund through the Web via email notification. For more information on eDelivery, please visit the Rydex Web site at www.rydexfunds.com.

SERVICE AND OTHER FEES

Rydex may charge the following administrative fees for services associated with the following:

-    $15 for wire transfers of redemption proceeds under $5,000

-    $50 on purchase checks returned for insufficient funds

- $25 to stop payment of a redemption check within 10 Business Days of the settlement date

- $15 for standard overnight packages (fee may be higher for special delivery options)

-    $25 for bounced draft checks or ACH transactions

-    $25 per year for low balance accounts

Rydex reserves the right to change any of these fees or add additional service fees at any time.

RETIREMENT ACCOUNT FEES

Certain retirement plans such as IRA, Roth IRA and 403(b) accounts, are charged an annual $15 maintenance fee. Upon liquidating your retirement account, a $15 account-closing fee will be taken from the proceeds of your redemption.

DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

The Fund has adopted a Distribution and Shareholder Service Plan with respect to Advisor Class Shares that allows the Fund to pay distribution and services fees to Rydex Distributors, Inc. (the "Distributor") and other firms that provide distribution or shareholder services ("Service Providers"). If a Service Provider provides distribution services, the Fund will pay distribution fees to the Distributor at an annual rate not to exceed .25% of average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. If a Service Provider provides shareholder services, the Fund will pay service fees to the Distributor at an annual rate not to exceed .25% of the average daily net assets of a Fund. The Distributor will, in turn, pay the Service Provider for the services it provides. Because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sale charges.

The Fund has adopted a Distribution and Shareholder Services Plan (the "C-Class Plan") applicable to C-Class Shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund's average daily net assets, pursuant to Rule 12b-1 of the Investment Company Act of 1940. The annual .75% distribution fee reimburses the Distributor for paying your intermediary an on-going sales commission. The annual .25% service fee compensates your intermediary for providing on-going services to you. The Distributor advances the first year's distribution and service fees, and retains the distribution and service fees on accounts with no authorized intermediary of record. Because the Fund pays these fees out of assets on an on-going basis, over time these fees may cost you more than other types of sales charges.

DIVIDENDS AND DISTRIBUTIONS

TIMING OF PAYMENTS

The Fund declares dividends daily and pays them monthly or upon redemption. If you own Fund shares on the Fund's record date, you will be entitled to receive the dividend. The Fund may declare and pay dividends on the same date. The Fund makes distributions of capital gains, if any, at least annually. The Fund, however, may declare a special capital gains distribution if the Trustees believe that such a distribution would be in the best interest of the shareholders of the Fund.

DIVIDEND PAYMENT OPTIONS

Dividends and distributions will be paid in the form of additional Fund shares unless you have elected to receive payment in cash. If you did not elect to receive cash payments of dividends and distributions on your application, you must notify the Fund in writing to change your election prior to the date of the next distribution. Your election will become effective for dividends paid after the Fund receives your written notice. To cancel your election, simply send written notice to the Fund.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. MORE INFORMATION ABOUT TAXES IS LOCATED IN THE SAI. YOU ARE URGED TO CONSULT YOUR TAX ADVISOR REGARDING SPECIFIC QUESTIONS AS TO FEDERAL, STATE AND LOCAL INCOME TAXES.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded regulated investment companies. As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

- Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

- The income dividends and short-term capital gains distributions you receive from the Fund will be taxed as ordinary income.

- Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.

- Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

- Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by a fund from U.S. corporations, subject to certain limitations.

- Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year.

- Distributions paid in January but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

TAX STATUS OF SHARE TRANSACTIONS

EACH SALE, EXCHANGE, OR REDEMPTION OF FUND SHARES MAY BE A TAXABLE EVENT TO YOU. For tax purposes, an exchange of Fund shares for shares of a different Rydex Fund is treated the same as a sale. You should consider the tax consequences of any redemption or exchange before making such a request, especially with respect to redemptions, if you invest in the Fund through a tax-qualified retirement plan.

STATE TAX CONSIDERATIONS

The Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distribution by the Fund and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

Rydex Global Advisors (the "Advisor"), 9601 Blackwell Road, Suite 500, Rockville, Maryland 20850, serves as investment advisor and manager of the Fund. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment advisor. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA.

The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund's investment program. The Trustees of the Trust supervise the Advisor and establish policies that the Advisor must follow in its day-to-day management activities. Under investment advisory agreements between the Trust and the Advisor, the Fund paid the Advisor a fee at an annualized rate for the fiscal year ended March 31, 2001, based on the average daily net assets for the Fund, as set forth below:

FUND                                                    ADVISORY FEE
-------                                                 ------------
U.S. GOVERNMENT MONEY MARKET FUND                          0.50%

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the Trustees, which are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

PORTFOLIO MANAGER

MICHAEL P. BYRUM, CFA, Chief Investment Officer, has been associated with Rydex since the Advisor was founded in 1993, and since that time played a key role in the development of the firm's portfolio investment strategy and product offerings. As Senior Portfolio Manager, he was instrumental in the launch of the OTC, Precious Metals, U.S. Government Bond, Ursa and Arktos Funds, and helped to create the Rydex Sector Funds. He was named Vice President of Portfolio in 1998, and Executive Vice President in 2000. Prior to joining Rydex, Mr. Byrum worked for Money Management Associates, the investment advisor to Rushmore Funds, Inc. He holds a degree in finance from Miami University of Ohio.

An investment team supervised by Mr. Byrum manages the Fund.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS


(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Money Market Fund Investor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                   YEAR                YEAR                YEAR                 YEAR           YEAR
                                                  ENDED               ENDED               ENDED                ENDED          ENDED
                                              MARCH 31,           MARCH 31,           MARCH 31,            MARCH 31,      MARCH 31,
INVESTOR CLASS SHARES                              2002                2001                2000                 1999           1998
---------------------                              ----                ----                ----                 ----           ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR             $   1.00            $   1.00            $   1.00            $   1.00       $   1.00
                                               --------            --------            --------            --------       --------
   Net Investment Income+                           .02                 .05                 .04                 .04            .04
                                               --------            --------            --------            --------       --------
   Net Increase in Net Asset Value                  .02                 .05                 .04                 .04            .04
      Resulting from Operations

   DISTRIBUTIONS TO SHAREHOLDERS FROM
      Net Investment Loss                          (.02)               (.05)               (.04)               (.04)          (.04)
      Net Realized Capital Gains                   --                  --                  --                  --              --
                                               --------            --------            --------            --------       --------
   Net Increase in Net Asset Value                 --                  --                  --                 --              --
                                               --------            --------            --------            --------       --------
NET ASSET VALUE--END OF YEAR                   $   1.00            $   1.00            $   1.00            $   1.00          $1.00
                                               ========            ========            ========            ========       ========
TOTAL INVESTMENT RETURN                            2.35%               5.48%               4.48%               4.55%          4.69%
RATIOS TO AVERAGE NET ASSETS
   Gross Expenses                                  0.85%               0.85%               0.89%               0.84%          0.89%
   Net Expenses                                    0.85%               0.85%               0.88%               0.83%          0.89%
   Net Investment Income                           2.23%               5.38%               4.36%               4.37%          4.37%

 SUPPLEMENTARY DATA:
   Net Assets, End of Year
      (000's omitted)                          $979,433            $948,275            $686,198            $949,802       $253,295
                                               --------            --------            --------            --------       --------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single U.S. Money Market Fund Advisor Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or 301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                        YEAR                YEAR                YEAR                 YEAR
                                                       ENDED               ENDED               ENDED                ENDED
                                                   MARCH 31,           MARCH 31,           MARCH 31,            MARCH 31,
ADVISOR CLASS SHARES                                    2002                2001                2000                1999*
--------------------                                    ----                ----                ----                 ----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF YEAR                  $   1.00            $   1.00             $  1.00              $  1.00
                                                    --------            --------             --------             -------
   Net Investment Income+                                .02                 .05                 .04                  .04
   Net Realized and Unrealized Gains (Losses)
      on Securities                                       --                  --                  --                   --
                                                    --------            --------             --------             -------
   Net Increase in Net Asset Value                       .02                 .05                 .04                  .04
      Resulting from Operations

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
      Net Investment Income (Loss)                      (.02)               (.05)               (.04)                 (.04)
      Net Realized Capital Gains                          --                  --                  --                    --
                                                    --------            --------             --------             ---------
   Net Increase in Net Asset Value                        --                  --                  --                    --
                                                    --------            --------             --------             ---------
NET ASSET VALUE--END OF YEAR                        $   1.00            $   1.00             $  1.00              $   1.00
                                                    ========            ========             ========             =========
TOTAL INVESTMENT RETURN                                 1.84%               4.99%               3.94%                 4.02%
RATIOS TO AVERAGE NET ASSETS:

   Gross Expenses                                       1.32%               1.34%               1.41%                 1.34%**
   Net Expenses                                         1.32%               1.34%               1.40%                 1.33%**
   Net Investment Income                                1.87%               4.87%               3.85%                 3.83%**

 SUPPLEMENTARY DATA:
   Portfolio Turnover Rate***                             --                  --                  --                    --
   Net Assets, End of Year
      (000's omitted)                               $371,356            $451,796             $212,181             $321,581
                                                    --------            --------             --------             --------


+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE YEAR.

*SINCE THE COMMENCEMENT OF OPERATIONS: APRIL 1, 1998.

**ANNUALIZED.

***PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING MATURITY DATES OF LESS THAN ONE YEAR.

U.S. GOVERNMENT MONEY MARKET FUND
FINANCIAL HIGHLIGHTS

(For a Share Outstanding Throughout Each Period)

The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single U.S. Government Money Market Fund C- Class Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the financial statements and related notes, appears in the Trust's 2002 Annual Report. The 2002 Annual Report is available by telephoning us at 800.820.0888 or
301.296.5100. The Annual Report is incorporated by reference in the SAI.

                                                                            YEAR               PERIOD
                                                                           ENDED                ENDED
                                                                       MARCH 31,            MARCH 31,
                                                                            2002                2001*
                                                                            ----                -----
PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE-
  BEGINNING OF PERIOD                                                    $  1.00              $  1.00
                                                                         -------              -------
  Net Investment Income+                                                     .01                  .02
  Net Realized and Unrealized
    Gains (Losses) on Securities                                              --                   --
                                                                         -------              -------
  Net Increase in
    Net Asset Value Resulting
    from Operations                                                          .01                  .02

  DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net Investment Income (Loss)                                            (.01)                (.02)
    Net Realized Capital Gains                                                --                   --
                                                                         -------              -------
  Net Increase (Decrease) in
    Net Asset Value                                                           --                   --
                                                                         -------              -------
NET ASSET VALUE-END OF PERIOD                                            $  1.00              $  1.00
                                                                         =======              =======
TOTAL INVESTMENT RETURN                                                    1.35%                1.97%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses                                                           1.80%              1.79%**
  Net Expenses                                                             1.80%              1.78%**
  Net Investment Income                                                    1.13%              4.31%**

SUPPLEMENTARY DATA:
  Portfolio Turnover Rate***                                                  --                   --
  Net Assets, End of Period  (000's omitted)                             $47,920              $37,514
                                                                         -------              -------

+ CALCULATED USING THE AVERAGE DAILY SHARES OUTSTANDING FOR THE PERIOD.

* COMMENCEMENT OF OPERATIONS: OCTOBER 19, 2000.

** ANNUALIZED

*** PORTFOLIO TURNOVER RATIO IS CALCULATED WITHOUT REGARD TO SHORT-TERM SECURITIES HAVING A MATURITY DATE OF LESS THAN ONE YEAR.

         A FAMILY OF FUNDS DESIGNED EXCLUSIVELY FOR FINANCIAL
         PROFESSIONALS AND SOPHISTICATED INVESTORS

         ADDITIONAL INFORMATION ABOUT THE FUND IS INCLUDED IN THE SAI DATED August 1, 2002, WHICH CONTAINS MORE DETAILED INFORMATION ABOUT THE FUND. THE SAI HAS BEEN FILED WITH THE SEC AND IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS AND, THEREFORE, LEGALLY FORMS A PART OF THIS PROSPECTUS. THE SEC MAINTAINS THE EDGAR DATABASE ON ITS WEB SITE ("HTTP://WWW.SEC.GOV") THAT CONTAINS EACH SAI, MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SEC. YOU MAY ALSO REVIEW AND COPY DOCUMENTS AT THE SEC PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. (FOR INFORMATION ON THE OPERATION OF THE PUBLIC REFERENCE ROOM, CALL 202.942.8090). YOU MAY REQUEST DOCUMENTS BY MAIL FROM THE SEC, UPON PAYMENT OF A DUPLICATION FEE, BY WRITING TO: SECURITIES AND EXCHANGE COMMISSION, PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20549-0102. YOU MAY ALSO OBTAIN THIS INFORMATION UPON PAYMENT OF A DUPLICATION FEE, BY EMAILING THE SEC AT THE FOLLOWING ADDRESS: PUBLICINFO@SEC.GOV.

         YOU MAY OBTAIN A COPY OF THE SAI OR THE ANNUAL OR SEMI-ANNUAL REPORTS, WITHOUT CHARGE BY CALLING 800.820.0888 OR 301.296.5100 OR BY WRITING TO RYDEX SERIES FUNDS, AT 9601 BLACKWELL ROAD, SUITE 500, ROCKVILLE, MARYLAND 20850. ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS IS AVAILABLE IN THE ANNUAL AND SEMI-ANNUAL REPORTS. ALSO, IN THE FUND'S ANNUAL REPORT, YOU WILL FIND A DISCUSSION OF THE MARKET CONDITIONS AND INVESTMENT STRATEGIES THAT SIGNIFICANTLY AFFECTED THE FUND'S PERFORMANCE DURING ITS LAST FISCAL YEAR.

         NO ONE HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE TRUST'S SAI IN CONNECTION WITH THE OFFERING OF FUND SHARES. DO NOT RELY ON ANY SUCH INFORMATION OR REPRESENTATIONS AS HAVING BEEN AUTHORIZED BY THE TRUST OR RYDEX GLOBAL ADVISORS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE FUND IN ANY JURISDICTION WHERE SUCH AN OFFERING IS NOT LAWFUL.

         THE TRUST'S SEC REGISTRATION NUMBER IS 811-07584.

         [RYDEX FUNDS LOGO]

         9601 BLACKWELL ROAD
         SUITE 500
         ROCKVILLE, MD 20850
         800.820.0888
         www.rydexfunds.com                                        RMMFP-1-5/03